Exhibit 99.2

Third Quarter

Financial Supplement

September 30, 2016

METLIFE

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

METLIFE
Consolidated Balance Sheets	7

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY	8

U.S.
Statements of Operating Earnings Available to Common Shareholders	9
Group Benefits - Statements of Operating Earnings Available to Common Shareholders	10
Retirement & Income Solutions - Statements of Operating Earnings Available to Common Shareholders	11
Property & Casualty - Statements of Operating Earnings Available to Common Shareholders	12
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	13
Group Benefits - Other Operating Expenses by Major Category and Other Statistical Information	14
Retirement & Income Solutions - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Retirement & Income Solutions - Other Operating Expenses by Major Category and Spread	16
Property & Casualty - Other Operating Expenses by Major Category, Net Written Premiums By Product and Selected Financial Information and Supplemental Data	17

ASIA
Statements of Operating Earnings Available to Common Shareholders	18
Operating Premiums, Fees and Other Revenues, Other Operating Expenses by Major Category, Sales on a Constant Currency Basis and Other Statistical Information	19

LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	20
Other Operating Expenses by Major Category, Sales on a Constant Currency Basis and Other Statistical Information	21

EMEA
Statements of Operating Earnings Available to Common Shareholders	22
Other Operating Expenses by Major Category and Other Statistical Information	23

METLIFE HOLDINGS
Statements of Operating Earnings Available to Common Shareholders	24
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	25
Other Operating Expenses by Major Category and Spread by Product	26
Other Statistical Information	27

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders and Operating Earnings Available to Common Shareholders by Source	28

BRIGHTHOUSE FINANCIAL
Statements of Operating Earnings Available to Common Shareholders	29

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	30
Gross Unrealized Gains and Losses Aging Schedule - Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale	32
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Real Estate and Real Estate Joint Ventures	33
Summary of Mortgage Loans and Summary of Commercial Mortgage Loans by Region and Property Type	34

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total, U.S., U.S. - Group Benefits, U.S. - Retirement Income & Solutions, U.S. - Property & Casualty,	A-2
Asia, Latin America, EMEA, MetLife Holdings, Corporate & Other and Brighthouse Financial	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Return on Allocated Equity	A-5
Operating Premiums, Fees and Other Revenues, Other Operating Expenses and Operating Earnings Available to Common Shareholders - Constant Currency Basis	A-6
Non-GAAP and Other Financial Disclosures	A-7
MetLife Acronyms	A-9

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Revenues
Premiums	$10,375	$9,605	$9,693	$9,417	$10,391	$28,940	$29,501
Universal life and investment-type product policy fees	2,346	2,333	2,344	2,286	2,296	7,174	6,926
Net investment income	3,959	4,914	4,559	4,887	5,464	14,367	14,910
Other revenues	484	486	487	487	366	1,497	1,340
Net investment gains (losses)	382	62	15	266	257	535	538
Net derivative gains (losses)	485	(356)	1,335	(2,099)	(1,051)	394	(1,815)
Total revenues	18,031	17,044	18,433	15,244	17,723	52,907	51,400

Expenses
Policyholder benefits and claims	10,334	9,772	9,678	10,274	10,855	28,943	30,807
Interest credited to policyholder account balances	647	1,670	1,326	1,500	1,820	3,940	4,646
Policyholder dividends	354	363	315	324	312	1,024	951
Goodwill impairment	-	-	-	-	260	-	260
Capitalization of DAC	(955)	(987)	(981)	(915)	(863)	(2,850)	(2,759)
Amortization of DAC and VOBA	1,131	883	995	121	1,017	3,053	2,133
Amortization of negative VOBA	(90)	(79)	(99)	(67)	(55)	(282)	(221)
Interest expense on debt	302	300	312	306	292	908	910
Other expenses	4,145	3,987	3,965	3,801	3,537	11,836	11,303
Total expenses	15,868	15,909	15,511	15,344	17,175	46,572	48,030
Income (loss) from continuing operations before provision for income tax	2,163	1,135	2,922	(100)	548	6,335	3,370
Provision for income tax expense (benefit)	965	293	719	(214)	(25)	1,855	480
Income (loss) from continuing operations, net of income tax	1,198	842	2,203	114	573	4,480	2,890
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	1,198	842	2,203	114	573	4,480	2,890
Less: Net income (loss) attributable to noncontrolling interests	(5)	8	2	4	$(4)	4	$2
Net income (loss) attributable to MetLife, Inc.	1,203	834	2,201	110	577	4,476	2,888
Less: Preferred stock dividends	6	49	6	46	6	67	58
Preferred stock repurchase premium	-	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,197	$785	$2,195	$64	$571	$4,367	$2,830

Total Premiums, Fees and Other Revenues	$13,205	$12,424	$12,524	$12,190	$13,053	$37,611	$37,767

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,197	$785	$2,195	$64	$571
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to operating earnings available to common shareholders:
Less: Net investment gains (losses)	382	62	15	266	257
Less: Net derivative gains (losses)	485	(356)	1,335	(2,099)	(1,051)
Less: Goodwill impairment	-	-	-	-	(260)
Less: Other adjustments to continuing operations (1)	(206)	(398)	(185)	478	(193)
Less: Provision for income tax (expense) benefit	(174)	109	(297)	499	393
Add: Net income (loss) attributable to noncontrolling interests	(5)	8	2	4	(4)
Operating earnings available to common shareholders	$705	$1,376	$1,329	$924	$1,421

Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$1.06	$0.70	$1.98	$0.06	$0.51
Less: Net investment gains (losses)	0.34	0.06	0.01	0.24	0.23
Less: Net derivative gains (losses)	0.43	(0.32)	1.20	(1.89)	(0.95)
Less: Goodwill impairment	-	-	-	-	(0.23)
Less: Other adjustments to continuing operations	(0.18)	(0.36)	(0.16)	0.43	(0.17)
Less: Provision for income tax (expense) benefit	(0.15)	0.10	(0.27)	0.45	0.35
Add: Net income (loss) attributable to noncontrolling interests	-	0.01	-	-	-
Operating earnings available to common shareholders per common share - diluted	$0.62	$1.23	$1.20	$0.83	$1.28

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$(37)	$(137)	$(86)	$(9)	$22
Catastrophe experience and prior year development, net	21	(9)	(45)	(15)	16
Actuarial assumption review and other insurance adjustments	(92)	-	-	(462)	(319)
Tax adjustments	(720)	31	10	-	-
Total notable items (2)	$(828)	$(115)	$(121)	$(486)	$(281)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$(0.03)	$(0.12)	$(0.08)	$(0.01)	$0.02
Catastrophe experience and prior year development, net	$0.02	$(0.01)	$(0.04)	$(0.01)	$0.01
Actuarial assumption review and other insurance adjustments	$(0.08)	$-	$-	$(0.42)	$(0.29)
Tax adjustments	$(0.64)	$0.03	$0.01	$-	$-
Total notable items (2)	$(0.73)	$(0.10)	$(0.11)	$(0.44)	$(0.25)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Weighted average common shares outstanding - diluted	1,129.9	1,121.4	1,108.6	1,109.1	1,109.3

(1)          See Page A-1 for further detail.

(2)          Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Book value per common share (1)	$61.39	$60.00	$67.10	$70.18	$69.35
Book value per common share, excluding AOCI other than FCTA (1)	$51.11	$51.15	$53.31	$53.20	$53.40
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$42.21	$42.22	$44.17	$43.98	$44.40

	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Return on MetLife, Inc.’s (2):
Common stockholders’ equity	7.1%	4.7%	12.6%	0.3%	3.0%
Common stockholders’ equity, excluding AOCI other than FCTA	8.4%	5.6%	15.3%	0.4%	3.9%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	10.3%	6.8%	18.6%	0.6%	4.8%

Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity	4.2%	8.2%	7.6%	4.9%	7.4%
Common stockholders’ equity, excluding AOCI other than FCTA	5.0%	9.7%	9.3%	6.3%	9.7%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	6.1%	11.9%	11.3%	7.7%	11.8%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Common shares outstanding, beginning of period	1,116.8	1,114.8	1,098.0	1,098.5	1,098.8
Share repurchases	(2.3)	(17.1)	(1.4)	-	-
Newly issued shares	0.3	0.3	1.9	0.3	0.2
Common shares outstanding, end of period	1,114.8	1,098.0	1,098.5	1,098.8	1,099.0

Weighted average common shares outstanding - basic	1,118.9	1,110.9	1,100.8	1,100.3	1,100.5
Dilutive effect of the exercise or issuance of stock-based awards	11.0	10.5	7.8	8.8	8.8
Weighted average common shares outstanding - diluted	1,129.9	1,121.4	1,108.6	1,109.1	1,109.3

MetLife Policyholder Trust Shares	173.2	171.0	169.8	167.2	165.6

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.’s common stockholders’ equity and operating return on MetLife, Inc.’s common stockholders’ equity for the year ended December 31, 2015.

METLIFE CORPORATE OVERVIEW (CONTINUED)
KEY OPERATING STATEMENT LINE ITEMS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Total revenues	$18,031	$17,044	$18,433	$15,244	$17,723
Less: Net investment (gains) losses	382	62	15	266	257
Less: Net derivative (gains) losses	485	(356)	1,335	(2,099)	(1,051)
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	1	(3)	25	9	(6)
Less: other adjustments to revenues:
GMIB fees	96	97	101	104	103
Investment hedge adjustments	(194)	(202)	(221)	(188)	(226)
Operating joint venture adjustments	(3)	2	5	-	-
Unit-linked contract income	(701)	343	(97)	191	529
Securitization entities income	8	(2)	-	3	1
Settlement of foreign currency earnings hedges	(11)	(9)	(4)	3	7
Divested business and Lag elimination	1	1	663	-	-
Total operating revenues	$17,967	$17,111	$16,611	$16,955	$18,109

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Total premiums, fees and other revenues	$13,205	$12,424	$12,524	$12,190	$13,053
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	1	(3)	25	9	(6)
GMIB fees	96	97	101	104	103
Settlement of foreign currency earnings hedges	(11)	(9)	(4)	3	7
Divested business and Lag elimination	1	1	497	-	-
Total operating premiums, fees and other revenues	$13,118	$12,338	$11,905	$12,074	$12,949
Total operating premiums, fees and other revenues on a constant currency basis	$13,349	$12,556	$12,125	$12,155	$12,949

METLIFE CORPORATE OVERVIEW (CONTINUED)
KEY OPERATING STATEMENT LINE ITEMS (CONTINUED)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Total expenses	$15,868	$15,909	$15,511	$15,344	$17,175
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	41	(27)	6	(1,087)	(209)
Less: Goodwill impairment	-	-	-	-	260
Less: other adjustments to expenses:
Inflation and pass through adjustments	23	(6)	71	66	(21)
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(17)	319	42	330	248
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	13	11	7	4	7
PAB hedge adjustments	1	2	1	-	-
Unit-linked contract costs	(685)	338	(77)	186	505
Securitization entities debt expense	8	(2)	-	3	1
Noncontrolling interest	11	(12)	(5)	(4)	7
Regulatory implementation costs	-	-	-	-	-
Acquisition, integration and other costs	6	7	6	16	11
Divested businesses and Lag elimination	2	(5)	606	130	52
Total operating expenses	$16,465	$15,284	$14,854	$15,700	$16,314

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Capitalization of DAC (GAAP)	$(955)	$(987)	$(981)	$(915)	$(863)
Less: Divested business and Lag elimination	-	-	(105)	-	-
Capitalization of DAC	$(955)	$(987)	$(876)	$(915)	$(863)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Other expenses	$4,145	$3,987	$3,965	$3,801	$3,537
Less: Noncontrolling interest	11	(12)	(5)	(4)	7
Less: Regulatory implementation costs	-	-	-	-	-
Less: Acquisition, integration and other costs	6	7	6	16	11
Less: Divested business and Lag elimination	2	(6)	254	130	52
Other operating expenses	$4,126	$3,998	$3,710	$3,659	$3,467
Other operating expenses on a constant currency basis	$4,220	$4,092	$3,802	$3,694	$3,467

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Total Company other operating expenses by major category
Direct and allocated expenses	$2,043	$1,859	$1,632	$1,599	$1,537
Pension and post-retirement benefit costs	100	104	105	106	81
Premium taxes, other taxes, and licenses & fees	200	198	206	189	188
Total fixed operating expenses	$2,343	$2,161	$1,943	$1,894	$1,806
Commissions and other variable expenses	1,783	1,837	1,767	1,765	1,661
Total other operating expenses	$4,126	$3,998	$3,710	$3,659	$3,467

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$351,578	$351,402	$371,981	$387,508	$390,442
Equity securities available-for-sale, at estimated fair value	3,399	3,321	3,374	3,333	3,289
Fair value option and trading securities, at estimated fair value	15,361	15,024	14,993	14,314	14,730
Mortgage loans	63,553	67,102	68,651	69,399	71,156
Policy loans	11,549	11,258	11,257	11,240	11,177
Real estate and real estate joint ventures	9,923	8,433	8,733	9,063	9,186
Other limited partnership interests	7,901	7,096	7,022	6,982	6,878
Short-term investments, principally at estimated fair value	14,957	9,299	11,621	9,838	11,655
Other invested assets, principally at estimated fair value	23,356	22,524	27,095	31,834	30,278
Total investments	501,577	495,459	524,727	543,511	548,791
Cash and cash equivalents, principally at estimated fair value	10,216	12,752	13,290	17,067	15,883
Accrued investment income	4,187	3,988	4,198	3,884	4,197
Premiums, reinsurance and other receivables	25,808	22,702	27,843	26,035	26,178
Deferred policy acquisition costs and value of business acquired	23,996	24,130	23,973	24,748	24,748
Current income tax recoverable	-	161	125	51	-
Goodwill	9,546	9,477	9,729	9,852	9,592
Other assets	7,881	7,666	7,496	7,747	7,867
Separate account assets	299,249	301,598	306,047	309,672	315,648
Total assets	$882,460	$877,933	$917,428	$942,567	$952,904

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$190,754	$191,879	$196,967	$204,461	$208,561
Policyholder account balances	202,291	202,722	207,593	213,526	216,192
Other policy-related balances	14,521	14,255	14,435	14,447	14,857
Policyholder dividends payable	716	720	706	734	763
Policyholder dividend obligation	2,309	1,783	2,586	3,343	3,352
Payables for collateral under securities loaned and other transactions	37,991	36,871	41,165	45,790	44,422
Short-term debt	100	100	100	103	201
Long-term debt	16,755	18,023	17,915	16,586	16,553
Collateral financing arrangements	4,152	4,139	4,127	4,113	4,084
Junior subordinated debt securities	3,194	3,194	3,168	3,168	3,168
Current income tax payable	21	-	-	-	151
Deferred income tax liability	11,363	10,592	13,776	14,966	14,359
Other liabilities	27,977	23,561	32,878	32,285	32,127
Separate account liabilities	299,249	301,598	306,047	309,672	315,648
Total liabilities	811,393	809,437	841,463	863,194	874,438

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	79	77	-	-	-

Equity
Preferred stock, at par value	-	-	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,726	30,749	30,769	30,783	30,797
Retained earnings	35,153	35,519	37,301	36,924	37,054
Treasury stock, at cost	(2,279)	(3,102)	(3,172)	(3,172)	(3,172)
Accumulated other comprehensive income (loss)	6,891	4,771	10,865	14,632	13,595
Total MetLife, Inc.’s stockholders’ equity	70,503	67,949	75,775	79,179	78,286
Noncontrolling interests	485	470	190	194	180
Total equity	70,988	68,419	75,965	79,373	78,466
Total liabilities and equity	$882,460	$877,933	$917,428	$942,567	$952,904

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Operating earnings before provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$283	$245	$229	$288	$296
RETIREMENT & INCOME SOLUTIONS	413	359	370	399	472
PROPERTY & CASUALTY	87	49	16	(21)	72
TOTAL U.S.	$783	$653	$615	$666	$840
ASIA	463	415	400	399	466
LATIN AMERICA	150	154	201	175	186
EMEA	73	50	74	74	85
METLIFE HOLDINGS	346	392	392	(76)	387
CORPORATE & OTHER	(763)	(370)	(367)	(385)	(277)
BRIGHTHOUSE FINANCIAL (1)	450	533	442	402	108
Total operating earnings before provision for income tax expense (benefit)	$1,502	$1,827	$1,757	$1,255	$1,795

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$106	$92	$87	$103	$110
RETIREMENT & INCOME SOLUTIONS	146	124	128	139	164
PROPERTY & CASUALTY	20	5	(6)	(19)	14
TOTAL U.S.	$272	$221	$209	$223	$288
ASIA	125	125	95	140	142
LATIN AMERICA	(33)	(3)	50	38	53
EMEA	7	(4)	11	10	11
METLIFE HOLDINGS	103	127	125	(43)	121
CORPORATE & OTHER	214	(209)	(183)	(188)	(287)
BRIGHTHOUSE FINANCIAL (1)	103	145	115	105	40
Total provision for income tax expense (benefit)	$791	$402	$422	$285	$368

Operating earnings available to common shareholders
U.S.
GROUP BENEFITS	$177	$153	$142	$185	$186
RETIREMENT & INCOME SOLUTIONS	267	235	242	260	308
PROPERTY & CASUALTY	67	44	22	(2)	58
TOTAL U.S.	$511	$432	$406	$443	$552
ASIA	338	290	305	259	324
LATIN AMERICA	183	157	151	137	133
EMEA	66	54	63	64	74
METLIFE HOLDINGS	243	265	267	(33)	266
CORPORATE & OTHER (2)	(983)	(210)	(190)	(243)	4
BRIGHTHOUSE FINANCIAL (1)	347	388	327	297	68
Total operating earnings available to common shareholders (2)	$705	$1,376	$1,329	$924	$1,421

OPERATING RETURN ON ALLOCATED EQUITY (1), (3)
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S.
GROUP BENEFITS	25.1%	21.7%	19.7%	25.7%	25.8%
RETIREMENT & INCOME SOLUTIONS	16.5%	14.5%	14.2%	15.3%	18.1%
PROPERTY & CASUALTY	15.2%	10.0%	7.8%	(0.7)%	20.5%
TOTAL U.S.	18.5%	15.6%	15.0%	16.4%	20.4%
ASIA	11.7%	10.1%	11.0%	9.4%	11.7%
LATIN AMERICA	21.3%	18.3%	19.7%	17.9%	17.3%
EMEA	7.9%	6.5%	7.8%	7.9%	9.2%
METLIFE HOLDINGS	8.5%	9.3%	9.6%	(1.2)%	9.6%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (1), (3)
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

U.S.	20.3%	17.2%	16.5%	18.0%	22.4%
ASIA	20.2%	17.4%	19.0%	16.2%	20.2%
LATIN AMERICA	35.7%	30.7%	31.2%	28.3%	27.5%
EMEA	14.6%	12.2%	13.5%	13.8%	15.8%
METLIFE HOLDINGS	9.1%	9.9%	10.3%	(1.1)%	10.2%

(1)          Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis, therefore return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(2)          Includes impact of preferred stock dividends of $6 million, $49 million, $6 million, $46 million and $6 million for the three months ended September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

(3)          Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and allocated tangible equity for the periods presented.

U.S. STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$6,023	$5,149	$5,020	$5,171	$5,936	$15,712	$16,127
Universal life and investment-type product policy fees	233	243	250	248	245	700	743
Net investment income	1,522	1,486	1,460	1,565	1,590	4,723	4,615
Other revenues	184	184	204	193	192	567	589
Total operating revenues	7,962	7,062	6,934	7,177	7,963	21,702	22,074

Operating expenses
Policyholder benefits and claims and policyholder dividends	5,976	5,162	5,046	5,270	5,894	15,675	16,210
Interest credited to policyholder account balances	304	311	322	323	322	905	967
Capitalization of DAC	(128)	(128)	(111)	(121)	(124)	(365)	(356)
Amortization of DAC and VOBA	118	119	118	118	117	352	353
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	2	3	2	4	7
Other operating expenses	908	945	942	918	912	2,740	2,772
Total operating expenses	7,179	6,409	6,319	6,511	7,123	19,311	19,953
Operating earnings before provision for income tax	783	653	615	666	840	2,391	2,121
Provision for income tax expense (benefit)	272	221	209	223	288	819	720
Operating earnings	511	432	406	443	552	1,572	1,401
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$511	$432	$406	$443	$552	$1,572	$1,401

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$511	$432	$406	$443	$552	$1,572	$1,401
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	141	(51)	(101)	70	44	306	13
Net derivative gains (losses)	243	(61)	204	328	(20)	159	512
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(39)	(44)	(59)	(60)	(73)	(119)	(192)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(2)	5	(7)	(6)	(1)	13	(14)
Interest credited to policyholder account balances	(1)	(1)	-	1	1	(3)	2
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(118)	51	(13)	(111)	17	(123)	(107)
Income (loss) from continuing operations, net of income tax	735	331	430	665	520	1,805	1,615
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	735	331	430	665	520	1,805	1,615
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	735	331	430	665	520	1,805	1,615
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$735	$331	$430	$665	$520	$1,805	$1,615

Total Operating Premiums, Fees and Other Revenues	$6,440	$5,576	$5,474	$5,612	$6,373	$16,979	$17,459

U.S. GROUP BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$3,605	$3,557	$3,810	$3,787	$3,740	$10,863	$11,337
Universal life and investment-type product policy fees	188	181	185	197	194	559	576
Net investment income	288	270	274	281	309	868	864
Other revenues	110	109	119	115	116	333	350
Total operating revenues	4,191	4,117	4,388	4,380	4,359	12,623	13,127

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,318	3,249	3,525	3,475	3,453	10,058	10,453
Interest credited to policyholder account balances	36	34	34	34	35	105	103
Capitalization of DAC	(14)	(12)	(13)	(13)	(11)	(40)	(37)
Amortization of DAC and VOBA	9	9	9	11	10	30	30
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	-	-	1
Other operating expenses	559	592	604	584	576	1,699	1,764
Total operating expenses	3,908	3,872	4,159	4,092	4,063	11,852	12,314
Operating earnings before provision for income tax	283	245	229	288	296	771	813
Provision for income tax expense (benefit)	106	92	87	103	110	290	300
Operating earnings	177	153	142	185	186	481	513
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$177	$153	$142	$185	$186	$481	$513

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$177	$153	$142	$185	$186	$481	$513
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	12	(36)	(30)	4	14	17	(12)
Net derivative gains (losses)	151	(12)	169	182	3	120	354
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(28)	(28)	(28)	(27)	(29)	(83)	(84)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(47)	27	(40)	(49)	4	(19)	(85)
Income (loss) from continuing operations, net of income tax	265	104	213	295	178	516	686
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	265	104	213	295	178	516	686
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	265	104	213	295	178	516	686
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$265	$104	$213	$295	$178	$516	$686

Total Operating Premiums, Fees and Other Revenues	$3,903	$3,847	$4,114	$4,099	$4,050	$11,755	$12,263

U.S. RETIREMENT & INCOME SOLUTIONS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$1,551	$723	$345	$516	$1,317	$2,281	$2,178
Universal life and investment-type product policy fees	45	62	65	51	51	141	167
Net investment income	1,195	1,182	1,164	1,252	1,249	3,733	3,665
Other revenues	69	69	70	72	73	218	215
Total operating revenues	2,860	2,036	1,644	1,891	2,690	6,373	6,225

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,065	1,282	869	1,094	1,830	3,814	3,793
Interest credited to policyholder account balances	268	277	288	289	287	800	864
Capitalization of DAC	(1)	(8)	-	(1)	(5)	(11)	(6)
Amortization of DAC and VOBA	5	4	5	4	4	16	13
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	2	2	2	4	6
Other operating expenses	109	122	110	104	100	349	314
Total operating expenses	2,447	1,677	1,274	1,492	2,218	4,972	4,984
Operating earnings before provision for income tax	413	359	370	399	472	1,401	1,241
Provision for income tax expense (benefit)	146	124	128	139	164	489	431
Operating earnings	267	235	242	260	308	912	810
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$267	$235	$242	$260	$308	$912	$810

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$267	$235	$242	$260	$308	$912	$810
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	135	(4)	(87)	64	27	289	4
Net derivative gains (losses)	92	(47)	38	147	(21)	37	164
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(11)	(16)	(31)	(33)	(44)	(36)	(108)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(2)	5	(7)	(6)	(1)	13	(14)
Interest credited to policyholder account balances	(1)	(1)	-	1	1	(3)	2
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(74)	21	31	(61)	13	(104)	(17)
Income (loss) from continuing operations, net of income tax	406	193	186	372	283	1,108	841
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	406	193	186	372	283	1,108	841
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	406	193	186	372	283	1,108	841
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$406	$193	$186	$372	$283	$1,108	$841

Total Operating Premiums, Fees and Other Revenues	$1,665	$854	$480	$639	$1,441	$2,640	$2,560

U.S. PROPERTY & CASUALTY STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$867	$869	$865	$868	$879	$2,568	$2,612
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	39	34	22	32	32	122	86
Other revenues	5	6	15	6	3	16	24
Total operating revenues	911	909	902	906	914	2,706	2,722

Operating expenses
Policyholder benefits and claims and policyholder dividends	593	631	652	701	611	1,803	1,964
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(113)	(108)	(98)	(107)	(108)	(314)	(313)
Amortization of DAC and VOBA	104	106	104	103	103	306	310
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	240	231	228	230	236	692	694
Total operating expenses	824	860	886	927	842	2,487	2,655
Operating earnings before provision for income tax	87	49	16	(21)	72	219	67
Provision for income tax expense (benefit)	20	5	(6)	(19)	14	40	(11)
Operating earnings	67	44	22	(2)	58	179	78
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$67	$44	$22	$(2)	$58	$179	$78

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$67	$44	$22	$(2)	$58	$179	$78
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(6)	(11)	16	2	3	-	21
Net derivative gains (losses)	-	(2)	(3)	(1)	(2)	2	(6)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	3	3	(4)	(1)	-	-	(5)
Income (loss) from continuing operations, net of income tax	64	34	31	(2)	59	181	88
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	64	34	31	(2)	59	181	88
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	64	34	31	(2)	59	181	88
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$34	$31	$(2)	$59	$181	$88

Total Operating Premiums, Fees and Other Revenues	$872	$875	$880	$874	$882	$2,584	$2,636

U.S. GROUP BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	$18,649	$18,643	$18,668	$18,741	$18,796
Premiums and deposits	4,441	4,359	4,629	4,611	4,665
Surrenders and withdrawals	(671)	(604)	(580)	(600)	(630)
Benefit payments	(3,366)	(3,298)	(3,565)	(3,512)	(3,500)

Net Flows	404	457	484	499	535
Net transfers from (to) separate account	1	-	-	-	4
Interest	134	137	132	131	132
Policy charges	(138)	(141)	(144)	(146)	(146)
Other	(407)	(428)	(399)	(429)	(419)

Balance, end of period	$18,643	$18,668	$18,741	$18,796	$18,902

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	$674	$614	$638	$625	$628
Premiums and deposits	55	55	55	55	153
Surrenders and withdrawals	(16)	(12)	(14)	(12)	(13)
Benefit payments	(1)	(1)	(1)	(1)	-

Net Flows	38	42	40	42	140
Investment performance	(48)	31	(4)	12	35
Net transfers from (to) general account	(1)	-	-	-	(4)
Policy charges	(47)	(47)	(47)	(48)	(50)
Other	(2)	(2)	(2)	(3)	-

Balance, end of period	$614	$638	$625	$628	$749

U.S. GROUP BENEFITS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Direct and allocated expenses	$328	$356	$346	$331	$326
Pension and post-retirement benefit costs	14	15	16	16	11
Premium taxes, other taxes, and licenses & fees	69	70	78	73	77
Total fixed operating expenses	$411	$441	$440	$420	$414
Commissions and other variable expenses	148	151	164	164	162
Total other operating expenses	$559	$592	$604	$584	$576

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Group Life (1)
Operating premiums, fees and other revenues	$1,532	$1,525	$1,605	$1,586	$1,592
Mortality ratio	86.1%	86.8%	85.7%	85.5%	89.3%
Group Non-Medical Health (2)
Operating premiums, fees and other revenues	$1,559	$1,580	$1,677	$1,676	$1,663
Interest adjusted benefit ratio (3)	78.5%	77.0%	81.2%	78.9%	76.9%

(1)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(2)          Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT & INCOME SOLUTIONS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	$96,646	$94,969	$96,194	$98,304	$99,421
Premiums and deposits	16,640	13,588	11,272	14,503	18,071
Surrenders and withdrawals	(17,143)	(12,098)	(10,599)	(14,198)	(15,813)
Benefit payments	(778)	(759)	(787)	(771)	(806)

Net Flows	(1,281)	731	(114)	(466)	1,452
Net transfers from (to) separate account	(12)	4	(1)	-	(1)
Interest	819	832	830	830	830
Policy charges	(31)	(7)	(30)	(31)	(32)
Other	(1,172)	(335)	1,425	784	366

Balance, end of period	$94,969	$96,194	$98,304	$99,421	$102,036

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	$82,985	$80,455	$78,902	$81,887	$85,271
Premiums and deposits	1,233	1,581	1,913	1,513	1,876
Surrenders and withdrawals	(1,451)	(1,381)	(1,260)	(1,073)	(2,412)
Benefit payments	(9)	(23)	(15)	(18)	(23)

Net Flows	(227)	177	638	422	(559)
Investment performance	33	85	1,994	1,712	825
Net transfers from (to) general account	12	(4)	1	-	1
Policy charges	(73)	(66)	(87)	(82)	(74)
Other	(2,275)	(1,745)	439	1,332	465

Balance, end of period	$80,455	$78,902	$81,887	$85,271	$85,929

U.S. RETIREMENT & INCOME SOLUTIONS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Direct and allocated expenses	$67	$72	$69	$61	$62
Pension and post-retirement benefit costs	6	6	5	5	4
Premium taxes, other taxes, and licenses & fees	2	3	3	1	1
Total fixed operating expenses	$75	$81	$77	$67	$67
Commissions and other variable expenses	34	41	33	37	33
Total other operating expenses	$109	$122	$110	$104	$100

SPREAD
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Investment income yield excluding variable investment income	4.40%	4.49%	4.51%	4.60%	4.59%
Variable investment income yield	0.33%	0.23%	0.08%	0.25%	0.25%
Total investment income yield	4.73%	4.72%	4.59%	4.85%	4.84%
Average crediting rate	3.31%	3.38%	3.37%	3.35%	3.38%
Annualized general account spread	1.42%	1.34%	1.22%	1.50%	1.46%

Annualized general account spread excluding variable investment income yield	1.09%	1.11%	1.14%	1.25%	1.21%

U.S. PROPERTY & CASUALTY OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Direct and allocated expenses	$97	$98	$95	$93	$88
Pension and post-retirement benefit costs	8	8	9	9	8
Premium taxes, other taxes, and licenses & fees	23	22	21	25	24
Total fixed operating expenses	$128	$128	$125	$127	$120
Commissions and other variable expenses	112	103	103	103	116
Total other operating expenses	$240	$231	$228	$230	$236

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Net Written Premiums by Product
Auto	$583	$555	$550	$577	$603
Homeowners & Other	339	299	279	324	335
Total	$922	$854	$829	$901	$938
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$867	$869	$865	$868	$879
Loss and loss adjustment expense ratio	68.4%	72.5%	75.5%	80.7%	69.5%
Other expense ratio	26.4%	26.2%	26.6%	26.0%	25.9%
Total combined ratio	94.8%	98.7%	102.1%	106.7%	95.4%
Effect of catastrophe losses	6.0%	5.2%	12.1%	16.7%	4.3%
Combined ratio excluding catastrophes	88.8%	93.5%	90.0%	90.0%	91.1%
Prior year development	(1.8)%	(1.2)%	- %	(0.8)%	(0.2)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	90.6%	94.7%	90.0%	90.8%	91.3%
Auto
Net earned premium	$554	$557	$555	$559	$567
Loss and loss adjustment expense ratio	72.4%	84.3%	75.6%	79.0%	74.3%
Other expense ratio	26.3%	25.8%	26.9%	25.9%	25.3%
Total combined ratio	98.7%	110.1%	102.5%	104.9%	99.6%
Effect of catastrophe losses	1.1%	0.4%	1.8%	3.8%	1.7%
Combined ratio excluding catastrophes	97.6%	109.7%	100.7%	101.1%	97.9%
Prior year development	(2.7)%	0.5%	- %	0.1%	(0.3)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	100.3%	109.2%	100.7%	101.0%	98.2%
Homeowners & Other
Net earned premium	$313	$312	$310	$309	$312
Loss and loss adjustment expense ratio	61.3%	51.3%	75.4%	83.7%	60.7%
Other expense ratio	26.6%	26.8%	26.2%	26.1%	26.9%
Total combined ratio	87.9%	78.1%	101.6%	109.8%	87.6%
Effect of catastrophe losses	14.6%	13.6%	30.6%	40.0%	8.9%
Combined ratio excluding catastrophes	73.3%	64.5%	71.0%	69.8%	78.7%
Prior year development	- %	(4.1)%	- %	(2.3)%	(0.1)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	73.3%	68.6%	71.0%	72.1%	78.8%
Catastrophe Losses Before Provision for Income Tax
Auto	$6	$2	$10	$21	$10
Homeowners & Other	46	43	95	124	27
Total	$52	$45	$105	$145	$37
(1) This selective financial information and supplemental data is presented and calculated based on general industry standards.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$1,736	$1,640	$1,658	$1,681	$1,822	$5,297	$5,161
Universal life and investment-type product policy fees	382	363	350	370	394	1,179	1,114
Net investment income	670	642	618	678	707	2,033	2,003
Other revenues	26	23	17	16	12	82	45
Total operating revenues	2,814	2,668	2,643	2,745	2,935	8,591	8,323

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,331	1,229	1,236	1,324	1,363	4,046	3,923
Interest credited to policyholder account balances	327	317	319	324	331	992	974
Capitalization of DAC	(435)	(452)	(385)	(426)	(440)	(1,268)	(1,251)
Amortization of DAC and VOBA	309	285	286	304	331	971	921
Amortization of negative VOBA	(77)	(68)	(64)	(57)	(46)	(241)	(167)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	896	942	851	877	930	2,669	2,658
Total operating expenses	2,351	2,253	2,243	2,346	2,469	7,169	7,058
Operating earnings before provision for income tax	463	415	400	399	466	1,422	1,265
Provision for income tax expense (benefit)	125	125	95	140	142	332	377
Operating earnings	338	290	305	259	324	1,090	888
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$338	$290	$305	$259	$324	$1,090	$888

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$338	$290	$305	$259	$324	$1,090	$888
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	325	51	223	140	66	450	429
Net derivative gains (losses)	107	(67)	411	606	(68)	134	949
Premiums	-	-	426	-	-	-	426
Universal life and investment-type product policy fees	2	-	92	7	(4)	12	95
Net investment income	(194)	76	(39)	(134)	64	108	(109)
Other revenues	(11)	(9)	-	3	7	(28)	10
Policyholder benefits and claims and policyholder dividends	(10)	(9)	(322)	(7)	(8)	(103)	(337)
Interest credited to policyholder account balances	187	(78)	78	114	(57)	(119)	135
Capitalization of DAC	-	-	105	-	-	-	105
Amortization of DAC and VOBA	(2)	-	(112)	(12)	10	(9)	(114)
Amortization of negative VOBA	8	8	32	6	5	27	43
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(1)	5	(193)	(7)	(7)	(1)	(207)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(94)	(28)	(143)	(204)	29	7	(318)
Income (loss) from continuing operations, net of income tax	655	239	863	771	361	1,568	1,995
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	655	239	863	771	361	1,568	1,995
Less: Net income (loss) attributable to noncontrolling interests	(3)	6	-	1	1	(2)	2
Net income (loss) attributable to MetLife, Inc.	658	233	863	770	360	1,570	1,993
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$658	$233	$863	$770	$360	$1,570	$1,993

Total Operating Premiums, Fees and Other Revenues	$2,144	$2,026	$2,025	$2,067	$2,228	$6,558	$6,320

ASIA OPERATING PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Total operating premiums, fees and other revenues	$2,144	$2,026	$2,025	$2,067	$2,228

Total operating premiums, fees and other revenues on a constant currency basis	$2,453	$2,286	$2,230	$2,160	$2,228
Less: India operating premiums, fees and other revenues on a constant currency basis (1)	75	75	-	-	-
Total operating premiums, fees and other revenues excluding India on a constant currency basis	2,378	2,211	2,230	2,160	2,228
Add: Operating joint ventures premiums, fees and other revenues on a constant currency basis (2), (3)	139	154	161	152	165
Total operating premiums, fees and other revenues including operating joint ventures on a constant currency basis	$2,517	$2,365	$2,391	$2,312	$2,393

OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Direct and allocated expenses	$314	$339	$305	$309	$327
Pension and post-retirement benefit costs	17	18	18	19	19
Premium taxes, other taxes, and licenses & fees	55	34	35	39	37
Total fixed operating expenses	$386	$391	$358	$367	$383
Commissions and other variable expenses	510	551	493	510	547
Total other operating expenses	$896	$942	$851	$877	$930
Total other operating expenses, net of capitalization of DAC	$461	$490	$466	$451	$490

Total other operating expenses on a constant currency basis	$1,025	$1,056	$934	$916	$930
Less: India other operating expenses on a constant currency basis (1)	16	26	-	-	-
Total other operating expenses excluding India on a constant currency basis	1,009	1,030	934	916	930
Add: Operating joint ventures other operating expenses on a constant currency basis (2), (3)	39	51	52	60	68
Total other operating expenses including operating joint ventures on a constant currency basis	$1,048	$1,081	$986	$976	$998
Total other operating expenses including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$537	$561	$535	$506	$532

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Japan:
Life	$215	$208	$188	$187	$208
Accident & Health	122	113	91	94	84
Annuities	97	98	115	102	100
Other	5	5	4	4	4
Total Japan	439	424	398	387	396
Other Asia	227	235	177	222	197
Total sales	$666	$659	$575	$609	$593

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Operating earnings available to common shareholders	$338	$290	$305	$259	$324
Operating earnings available to common shareholders on a constant currency basis	$365	$313	$324	$268	$324

(1)          Effective January 1, 2016, we no longer consolidate the results from our operating joint venture in India and, therefore, we do not report India’s results on the operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses lines on the statement of operating earnings available to common shareholders. The removal of India’s results from prior years’ operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses provides comparability between periods.

(2)          Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)          Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$586	$656	$601	$631	$653	$1,925	$1,885
Universal life and investment-type product policy fees	261	261	268	269	227	856	764
Net investment income	277	264	255	243	311	774	809
Other revenues	10	14	7	8	11	27	26
Total operating revenues	1,134	1,195	1,131	1,151	1,202	3,582	3,484

Operating expenses
Policyholder benefits and claims and policyholder dividends	581	615	550	583	681	1,793	1,814
Interest credited to policyholder account balances	88	86	80	84	85	263	249
Capitalization of DAC	(81)	(95)	(73)	(80)	(83)	(246)	(236)
Amortization of DAC and VOBA	48	76	63	66	(2)	195	127
Amortization of negative VOBA	-	-	-	-	(1)	(1)	(1)
Interest expense on debt	-	-	-	-	1	-	1
Other operating expenses	348	359	310	323	335	1,070	968
Total operating expenses	984	1,041	930	976	1,016	3,074	2,922
Operating earnings before provision for income tax	150	154	201	175	186	508	562
Provision for income tax expense (benefit)	(33)	(3)	50	38	53	40	141
Operating earnings	183	157	151	137	133	468	421
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$183	$157	$151	$137	$133	$468	$421

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$183	$157	$151	$137	$133	$468	$421
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	9	75	(22)	18	12	7	8
Net derivative gains (losses)	(109)	10	84	(28)	(9)	(145)	47
Premiums	(1)	(1)	-	-	-	(2)	-
Universal life and investment-type product policy fees	2	2	-	-	-	5	-
Net investment income	(12)	4	16	4	17	4	37
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(23)	(10)	(44)	(41)	21	(32)	(64)
Interest credited to policyholder account balances	(1)	(19)	(25)	(19)	(24)	(35)	(68)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	3	3	2	2	3	9	7
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	33	(109)	(20)	14	(5)	47	(11)
Income (loss) from continuing operations, net of income tax	84	112	142	87	148	326	377
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	84	112	142	87	148	326	377
Less: Net income (loss) attributable to noncontrolling interests	4	1	1	2	2	10	5
Net income (loss) attributable to MetLife, Inc.	80	111	141	85	146	316	372
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$80	$111	$141	$85	$146	$316	$372

Total Operating Premiums, Fees and Other Revenues	$857	$931	$876	$908	$891	$2,808	$2,675

LATIN AMERICA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Direct and allocated expenses	$129	$147	$121	$119	$127
Pension and post-retirement benefit costs	1	1	-	-	-
Premium taxes, other taxes, and licenses & fees	17	17	16	18	16
Total fixed operating expenses	$147	$165	$137	$137	$143
Commissions and other variable expenses	201	194	173	186	192
Total other operating expenses	$348	$359	$310	$323	$335
Total other operating expenses, net of capitalization of DAC	$267	$264	$237	$243	$252
Total other operating expenses on a constant currency basis	$321	$342	$319	$323	$335
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$245	$251	$244	$243	$252

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Mexico	$110	$122	$101	$176	$79
Chile	59	62	63	66	65
All other	56	62	64	60	67
Total sales	$225	$246	$228	$302	$211

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Operating premiums, fees and other revenues	$857	$931	$876	$908	$891
Operating earnings available to common shareholders	$183	$157	$151	$137	$133

Operating premiums, fees and other revenues on a constant currency basis	$795	$896	$891	$904	$891
Operating earnings available to common shareholders on a constant currency basis	$173	$140	$149	$135	$133

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$501	$502	$500	$519	$500	$1,534	$1,519
Universal life and investment-type product policy fees	106	102	95	95	104	322	294
Net investment income	82	77	80	83	81	249	244
Other revenues	11	21	20	19	17	40	56
Total operating revenues	700	702	695	716	702	2,145	2,113

Operating expenses
Policyholder benefits and claims and policyholder dividends	233	251	261	283	257	737	801
Interest credited to policyholder account balances	27	29	29	30	28	91	87
Capitalization of DAC	(107)	(100)	(101)	(106)	(103)	(372)	(310)
Amortization of DAC and VOBA	127	109	102	103	106	388	311
Amortization of negative VOBA	(5)	(3)	(3)	(4)	(3)	(13)	(10)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	352	366	333	336	332	1,103	1,001
Total operating expenses	627	652	621	642	617	1,934	1,880
Operating earnings before provision for income tax	73	50	74	74	85	211	233
Provision for income tax expense (benefit)	7	(4)	11	10	11	25	32
Operating earnings	66	54	63	64	74	186	201
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$66	$54	$63	$64	$74	$186	$201

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$66	$54	$63	$64	$74	$186	$201
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	14	5	8	16	24	22	48
Net derivative gains (losses)	7	19	(1)	3	25	21	27
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(2)	(1)	6	7	5	(4)	18
Net investment income	(513)	252	82	300	436	(231)	818
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	9	28	10	-	47
Interest credited to policyholder account balances	499	(241)	(77)	(281)	(424)	223	(782)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	2	1	-	(1)	-	4	(1)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	(1)	(2)	(5)	(1)	1	(8)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	12	(15)	(14)	(35)	(34)	(7)	(83)
Income (loss) from continuing operations, net of income tax	85	73	74	96	115	215	285
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	85	73	74	96	115	215	285
Less: Net income (loss) attributable to noncontrolling interests	3	-	1	1	1	4	3
Net income (loss) attributable to MetLife, Inc.	82	73	73	95	114	211	282
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$82	$73	$73	$95	$114	$211	$282

Total Operating Premiums, Fees and Other Revenues	$618	$625	$615	$633	$621	$1,896	$1,869

EMEA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Direct and allocated expenses	$190	$192	$157	$149	$150
Pension and post-retirement benefit costs	2	1	1	1	2
Premium taxes, other taxes, and licenses & fees	4	-	5	4	4
Total fixed operating expenses	$196	$193	$163	$154	$156
Commissions and other variable expenses	156	173	170	182	176
Total other operating expenses	$352	$366	$333	$336	$332
Total other operating expenses, net of capitalization of DAC	$245	$266	$232	$230	$229
Total other operating expenses on a constant currency basis	$344	$363	$333	$332	$332
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$239	$265	$231	$227	$229

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Operating premiums, fees and other revenues	$618	$625	$615	$633	$621
Operating earnings available to common shareholders	$66	$54	$63	$64	$74

Operating premiums, fees and other revenues on a constant currency basis	$602	$618	$615	$625	$621
Operating earnings available to common shareholders on a constant currency basis	$62	$50	$63	$63	$74
Total sales on a constant currency basis	$218	$228	$265	$264	$239

METLIFE HOLDINGS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$1,115	$1,200	$1,097	$1,122	$1,093	$3,345	$3,312
Universal life and investment-type product policy fees	370	365	355	361	357	1,117	1,073
Net investment income	1,521	1,511	1,475	1,477	1,537	4,690	4,489
Other revenues	223	219	204	203	105	711	512
Total operating revenues	3,229	3,295	3,131	3,163	3,092	9,863	9,386

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,885	1,878	1,823	1,927	1,853	5,479	5,603
Interest credited to policyholder account balances	266	269	258	261	261	793	780
Capitalization of DAC	(101)	(118)	(100)	(96)	(44)	(292)	(240)
Amortization of DAC and VOBA	173	154	148	269	219	423	636
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	13	14	14	14	15	41	43
Other operating expenses	647	706	596	864	401	1,988	1,861
Total operating expenses	2,883	2,903	2,739	3,239	2,705	8,432	8,683
Operating earnings before provision for income tax	346	392	392	(76)	387	1,431	703
Provision for income tax expense (benefit)	103	127	125	(43)	121	454	203
Operating earnings	243	265	267	(33)	266	977	500
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$243	$265	$267	$(33)	$266	$977	$500

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$243	$265	$267	$(33)	$266	$977	$500
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	57	(129)	(114)	251	5	88	142
Net derivative gains (losses)	227	(11)	414	23	(469)	318	(32)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	23	22	22	24	23	67	69
Net investment income	(80)	(82)	(76)	(64)	(68)	(252)	(208)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	30	(55)	(2)	(43)	(71)	(10)	(116)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(11)	(82)	83	116	93	(42)	292
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	(13)	-	(13)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(86)	118	(114)	(107)	174	(59)	(47)
Income (loss) from continuing operations, net of income tax	403	46	480	167	(60)	1,087	587
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	403	46	480	167	(60)	1,087	587
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	403	46	480	167	(60)	1,087	587
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$403	$46	$480	$167	$(60)	$1,087	$587

Total Operating Premiums, Fees and Other Revenues	$1,708	$1,784	$1,656	$1,686	$1,555	$5,173	$4,897

METLIFE HOLDINGS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES Life & Other (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	$78,357	$78,938	$79,281	$79,954	$80,704
Premiums and deposits (2), (3)	1,430	1,510	1,456	1,450	1,412
Surrenders and withdrawals	(643)	(600)	(662)	(590)	(630)
Benefit payments	(706)	(674)	(754)	(725)	(713)

Net Flows	81	236	40	135	69
Net transfers from (to) separate account	12	11	11	21	16
Interest	817	821	792	794	799
Policy charges	(200)	(201)	(201)	(202)	(200)
Other	(129)	(524)	31	2	(420)

Balance, end of period	$78,938	$79,281	$79,954	$80,704	$80,968

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	21,221	21,900	21,653	22,135	23,239
Premiums and deposits (2), (3)	403	371	517	368	230
Surrenders and withdrawals	(346)	(404)	(391)	(316)	(356)
Benefit payments	(236)	(207)	(216)	(208)	(192)

Net Flows	(179)	(240)	(90)	(156)	(318)
Net transfers from (to) separate account	57	(26)	57	47	86
Interest	172	175	166	167	166
Policy charges	(6)	(5)	(6)	(5)	(5)
Other	635	(151)	355	1,051	(68)

Balance, end of period	$21,900	$21,653	$22,135	$23,239	$23,100

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	$5,418	$4,965	$5,120	$5,029	$5,070
Premiums and deposits (3)	78	78	79	80	75
Surrenders and withdrawals	(55)	(51)	(50)	(57)	(56)
Benefit payments	(39)	(5)	(7)	(7)	(28)

Net Flows	(16)	22	22	16	(9)
Investment performance	(355)	216	(28)	119	221
Net transfers from (to) general account	(12)	(11)	(11)	(21)	(16)
Policy charges	(71)	(72)	(72)	(72)	(71)
Other	1	-	(2)	(1)	15

Balance, end of period	$4,965	$5,120	$5,029	$5,070	$5,210

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Balance, beginning of period	$45,673	$42,607	$43,470	$43,404	$43,843
Premiums and deposits (3)	645	670	610	537	231
Surrenders and withdrawals	(729)	(725)	(645)	(735)	(740)
Benefit payments	(78)	(79)	(84)	(89)	(91)

Net Flows	(162)	(134)	(119)	(287)	(600)
Investment performance	(2,620)	1,192	315	996	1,636
Net transfers from (to) general account	(57)	26	(57)	(47)	(86)
Policy charges	(227)	(222)	(206)	(223)	(232)
Other	-	1	1	-	(1)

Balance, end of period	$42,607	$43,470	$43,404	$43,843	$44,560

(1)          Long-Term Care and Japan reinsurance are reported as part of “Other” within Life & Other.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

METLIFE HOLDINGS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Direct and allocated expenses	$254	$296	$229	$221	$211
Pension and post-retirement benefit costs	40	40	39	40	25
Premium taxes, other taxes, and licenses & fees	22	22	25	23	21
Total fixed operating expenses	$316	$358	$293	$284	$257
Commissions and other variable expenses	331	348	303	580	144
Total other operating expenses	$647	$706	$596	$864	$401

SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Investment income yield excluding variable investment income	6.57%	6.55%	6.05%	6.16%	6.15%
Variable investment income yield	0.02%	(0.09)%	0.09%	0.59%	0.35%
Total investment income yield	6.59%	6.46%	6.14%	6.75%	6.50%
Average crediting rate	4.53%	4.55%	4.54%	4.57%	4.55%
Annualized general account spread	2.06%	1.91%	1.60%	2.18%	1.95%

Annualized general account spread excluding variable investment income yield	2.04%	2.00%	1.51%	1.59%	1.60%

ANNUITIES (1)
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Investment income yield excluding variable investment income	5.28%	5.34%	5.07%	5.18%	5.18%
Variable investment income yield	0.02%	0.10%	0.10%	0.36%	0.38%
Total investment income yield	5.30%	5.44%	5.17%	5.54%	5.56%
Average crediting rate	3.27%	3.32%	3.19%	3.21%	3.16%
Annualized general account spread	2.03%	2.12%	1.98%	2.33%	2.40%

Annualized general account spread excluding variable investment income yield	2.01%	2.02%	1.88%	1.97%	2.02%
(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Life (1)
Operating premiums, fees and other revenues	$1,022	$1,125	$1,018	$1,033	$1,029
Interest adjusted benefit ratio (2)	56.7%	58.7%	56.6%	64.2%	60.4%

Lapse Ratio (3)
Traditional life	4.4%	4.4%	4.4%	4.3%	4.4%
Variable & universal life	4.2%	4.3%	4.4%	4.4%	4.6%
Fixed annuity	12.6%	8.1%	9.0%	7.6%	8.0%
Variable annuity	7.0%	6.7%	6.4%	6.2%	6.3%

(1)    Represents traditional life and variable & universal life, components of Life & Other.

(2)    For the three months ended June 30, 2016, this ratio included notable items related to actuarial assumption review and other insurance adjustments. Excluding these items, the ratio would have been 59.4%.

(3)    Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$(53)	$(57)	$(2)	$13	$40	$(30)	$51
Universal life and investment-type product policy fees	(26)	(26)	(25)	(31)	(31)	(87)	(87)
Net investment income	(85)	2	5	(35)	(7)	11	(37)
Other revenues	(58)	(78)	(51)	(301)	(28)	(212)	(380)
Total operating revenues	(222)	(159)	(73)	(354)	(26)	(318)	(453)

Operating expenses
Policyholder benefits and claims and policyholder dividends	(72)	(72)	(26)	(10)	10	(103)	(26)
Interest credited to policyholder account balances	6	3	4	1	-	20	5
Capitalization of DAC	(1)	-	(4)	(3)	1	(2)	(6)
Amortization of DAC and VOBA	(1)	(2)	2	3	2	1	7
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	248	256	264	254	241	757	759
Other operating expenses (1)	361	26	54	(214)	(3)	408	(163)
Total operating expenses	541	211	294	31	251	1,081	576
Operating earnings before provision for income tax	(763)	(370)	(367)	(385)	(277)	(1,399)	(1,029)
Provision for income tax expense (benefit) (1)	214	(209)	(183)	(188)	(287)	(156)	(658)
Operating earnings	(977)	(161)	(184)	(197)	10	(1,243)	(371)
Preferred stock dividends	6	49	6	46	6	67	58
Operating earnings available to common shareholders	$(983)	$(210)	$(190)	$(243)	$4	$(1,310)	$(429)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(977)	$(161)	$(184)	$(197)	$10	$(1,243)	$(371)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(129)	101	82	(249)	81	(335)	(86)
Net derivative gains (losses)	69	30	(70)	(58)	(9)	72	(137)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(1)	(2)	(5)	22	3	7	20
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(21)	4	(32)	(122)	(29)	(37)	(183)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	33	(52)	38	137	(33)	94	142
Income (loss) from continuing operations, net of income tax	(1,026)	(80)	(171)	(467)	23	(1,442)	(615)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(1,026)	(80)	(171)	(467)	23	(1,442)	(615)
Less: Net income (loss) attributable to noncontrolling interests	(9)	1	-	-	(8)	(8)	(8)
Net income (loss) attributable to MetLife, Inc.	(1,017)	(81)	(171)	(467)	31	(1,434)	(607)
Less: Preferred stock dividends	6	49	6	46	6	67	58
Preferred stock repurchase premium	-	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,023)	$(130)	$(177)	$(513)	$25	$(1,543)	$(665)

Total Operating Premiums, Fees and Other Revenues	$(137)	$(161)	$(78)	$(319)	$(19)	$(329)	$(416)

(1)   The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Other business activities	$(10)	$(9)	$(8)	$(3)	$6	$(32)	$(5)
Other net investment income	(47)	2	4	(23)	2	15	(17)
Interest expense on debt	(161)	(166)	(171)	(166)	(157)	(492)	(494)
Preferred stock dividends	(6)	(49)	(6)	(46)	(6)	(67)	(58)
Acquisition costs	-	-	-	-	-	-	-
Corporate initiatives and projects	(38)	(45)	(25)	(32)	(23)	(124)	(80)
Incremental tax benefit (expense)	(482)	78	54	53	190	(334)	297
Other	(239)	(21)	(38)	(26)	(8)	(276)	(72)
Operating earnings available to common shareholders	$(983)	$(210)	$(190)	$(243)	$4	$(1,310)	$(429)

BRIGHTHOUSE FINANCIAL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Operating revenues
Premiums	$468	$516	$393	$280	$347	$1,159	$1,020
Universal life and investment-type product policy fees	921	929	858	861	903	2,789	2,622
Net investment income	862	791	813	870	941	2,536	2,624
Other revenues	99	112	86	346	50	310	482
Total operating revenues	2,350	2,348	2,150	2,357	2,241	6,794	6,748

Operating expenses
Policyholder benefits and claims and policyholder dividends	846	772	703	1,008	814	2,103	2,525
Interest credited to policyholder account balances	313	315	289	291	288	940	868
Capitalization of DAC	(102)	(94)	(102)	(83)	(70)	(305)	(255)
Amortization of DAC and VOBA	197	136	162	152	509	595	823
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	32	32	32	32	32	96	96
Other operating expenses	614	654	624	555	560	1,830	1,739
Total operating expenses	1,900	1,815	1,708	1,955	2,133	5,259	5,796
Operating earnings before provision for income tax	450	533	442	402	108	1,535	952
Provision for income tax expense (benefit)	103	145	115	105	40	410	260
Operating earnings	347	388	327	297	68	1,125	692
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$347	$388	$327	$297	$68	$1,125	$692

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$347	$388	$327	$297	$68	$1,125	$692
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(35)	10	(61)	20	25	(3)	(16)
Net derivative gains (losses)	(59)	(276)	293	(2,973)	(501)	(165)	(3,181)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	74	73	73	75	73	218	221
Net investment income	(51)	(63)	(66)	(62)	(75)	(166)	(203)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	97	(231)	(34)	(144)	(246)	(105)	(424)
Interest credited to policyholder account balances	-	(1)	(1)	(1)	(1)	(2)	(3)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(149)	75	(85)	791	162	(81)	868
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(8)	2	-	(3)	(1)	(10)	(4)
Other operating expenses	-	-	(30)	(10)	(23)	-	(63)
Goodwill impairment	-	-	-	-	(260)	-	(260)
Provision for income tax (expense) benefit	46	144	(31)	805	245	110	1,019
Income (loss) from continuing operations, net of income tax	262	121	385	(1,205)	(534)	921	(1,354)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	262	121	385	(1,205)	(534)	921	(1,354)
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	262	121	385	(1,205)	(534)	921	(1,354)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$262	$121	$385	$(1,205)	$(534)	$921	$(1,354)

Total Operating Premiums, Fees and Other Revenues	$1,488	$1,557	$1,337	$1,487	$1,300	$4,258	$4,124

(1) Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Fixed Maturity Securities
Yield (1)	4.55%	4.55%	4.43%	4.40%	4.38%
Investment income (2), (3), (4)	$3,467	$3,500	$3,628	$3,539	$3,573
Investment gains (losses) (3)	88	(222)	20	151	162
Ending carrying value (2), (3)	352,856	352,433	373,082	388,156	391,163
Mortgage Loans
Yield (1)	4.95%	5.03%	4.68%	4.94%	4.60%
Investment income (3), (4)	785	819	807	851	806
Investment gains (losses) (3)	(26)	(27)	(64)	(98)	(31)
Ending carrying value (3)	63,349	66,930	68,482	69,240	71,013
Real Estate and Real Estate Joint Ventures
Yield (1)	3.99%	5.11%	3.39%	2.84%	5.68%
Investment income (3)	101	117	76	63	130
Investment gains (losses) (3)	263	274	2	45	(14)
Ending carrying value	9,923	8,433	8,733	9,063	9,186
Policy Loans
Yield (1)	5.09%	5.37%	5.19%	5.24%	5.28%
Investment income	147	153	149	147	148
Ending carrying value	11,549	11,258	11,257	11,240	11,177
Equity Securities
Yield (1)	4.66%	5.62%	5.02%	4.55%	4.94%
Investment income	36	42	37	33	35
Investment gains (losses)	7	(2)	(45)	(3)	8
Ending carrying value	3,399	3,321	3,374	3,333	3,289
Other Limited Partnership Interests
Yield (1)	10.82%	(0.65)%	2.71%	6.86%	15.19%
Investment income	216	(12)	46	120	263
Investment gains (losses)	(59)	(15)	(27)	(14)	(9)
Ending carrying value	7,901	7,096	7,022	6,982	6,878
Cash and Short-term Investments
Yield (1)	0.74%	1.40%	0.99%	1.23%	1.01%
Investment income	23	40	25	31	27
Investment gains (losses)	-	3	(7)	6	(9)
Ending carrying value	25,173	22,051	24,910	26,905	27,538
Other Invested Assets (1)
Investment income	225	278	271	247	327
Investment gains (losses) (3)	15	(21)	(6)	(63)	(10)
Ending carrying value	23,356	22,524	27,095	31,834	30,278
Total Investments
Investment income yield (1)	4.76%	4.68%	4.55%	4.61%	4.78%
Investment fees and expenses yield	(0.14)%	(0.16)%	(0.16)%	(0.14)%	(0.13)%
Net Investment Income Yield (1), (3)	4.62%	4.52%	4.39%	4.47%	4.65%
Investment income	$5,000	$4,937	$5,039	$5,031	$5,309
Investment fees and expenses	(151)	(164)	(167)	(150)	(149)
Net investment income including Divested businesses and Lag elimination	4,849	4,773	4,872	4,881	5,160
Less: Net investment income from Divested businesses and Lag elimination	-	-	166	-	-
Net Investment Income (3)	$4,849	$4,773	$4,706	$4,881	$5,160
Ending Carrying Value (3)	$497,506	$494,046	$523,955	$546,753	$550,522
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$288	$(10)	$(127)	$24	$97
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	(3)	-	-
Investment Portfolio Gains (Losses) (3)	$288	$(10)	$(124)	$24	$97
Gross investment gains	$708	$611	$481	$404	$350
Gross investment losses	(366)	(491)	(383)	(158)	(177)
Writedowns	(54)	(130)	(222)	(222)	(76)
Investment Portfolio Gains (Losses) (3)	288	(10)	(124)	24	97
Investment portfolio gains (losses) income tax (expense) benefit	(53)	(114)	111	(12)	(6)
Investment Portfolio Gains (Losses), Net of Income Tax	$235	$(124)	$(13)	$12	$91

Derivative Gains (Losses) including Divested businesses and Lag elimination	$279	$(569)	$1,109	$(2,284)	$(1,270)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	149	-	-
Derivative gains (losses) (3)	279	(569)	960	(2,284)	(1,270)
Derivative gains (losses) income tax (expense) benefit	(110)	194	(326)	830	436
Derivative Gains (Losses), Net of Income Tax	$169	$(375)	$634	$(1,454)	$(834)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $1,278 million, $1,031 million, $1,101 million, $648 million and $721 million in ending carrying value, and ($35) million, $17 million, $6 million, $10 million and $25 million of investment income related to fair value option and trading securities at or for the three months ended September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $14,069 million, $13,981 million, $13,882 million, $13,657 million and $14,000 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $14 million, $12 million, $10 million, $9 million and $9 million and mortgage loans of $204 million, $172 million, $169 million, $159 million and $143 million and cash and short-term investments of $0, $0, $1 million, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$288	$(10)	$(127)	$24	$97
Operating joint venture adjustments	3	(2)	(5)	-	-
Net investment gains (losses) related to CSEs	(3)	-	2	(1)	(1)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	94	74	145	243	161
Net investment gains (losses) - GAAP basis	$382	$62	$15	$266	$257

	For the Three Months Ended
	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$279	$(569)	$1,109	$(2,284)	$(1,270)
Investment hedge adjustments	194	202	221	188	226
Settlement of foreign currency earnings hedges	11	9	4	(3)	(7)
PAB hedge adjustments	1	2	1	-	-
Net derivative gains (losses) - GAAP basis	$485	$(356)	$1,335	$(2,099)	$(1,051)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Fixed Maturity Securities
Yield (1)	4.66%	4.63%	4.43%	4.41%	4.40%
Investment income (2), (3), (4)	$10,701	$14,201	$3,628	$7,167	$10,740
Investment gains (losses) (3)	336	114	20	171	333
Ending carrying value (2), (3)	352,856	352,433	373,082	388,156	391,163
Mortgage Loans
Yield (1)	4.95%	4.97%	4.68%	4.81%	4.74%
Investment income (3), (4)	2,316	3,135	807	1,658	2,464
Investment gains (losses) (3)	(78)	(105)	(64)	(162)	(193)
Ending carrying value (3)	63,349	66,930	68,482	69,240	71,013
Real Estate and Real Estate Joint Ventures
Yield (1)	4.83%	4.89%	3.39%	3.11%	3.99%
Investment income (3)	371	488	76	139	269
Investment gains (losses) (3)	257	531	2	47	33
Ending carrying value	9,923	8,433	8,733	9,063	9,186
Policy Loans
Yield (1)	5.18%	5.23%	5.19%	5.21%	5.24%
Investment income	450	603	149	296	444
Ending carrying value	11,549	11,258	11,257	11,240	11,177
Equity Securities
Yield (1)	4.42%	4.71%	5.02%	4.78%	4.83%
Investment income	102	144	37	70	105
Investment gains (losses)	23	21	(45)	(48)	(40)
Ending carrying value	3,399	3,321	3,374	3,333	3,289
Other Limited Partnership Interests
Yield (1)	11.27%	8.45%	2.71%	4.78%	8.21%
Investment income	681	669	46	166	429
Investment gains (losses)	(52)	(67)	(27)	(41)	(50)
Ending carrying value	7,901	7,096	7,022	6,982	6,878
Cash and Short-term Investments
Yield (1)	0.93%	1.04%	0.99%	1.10%	1.07%
Investment income	89	129	25	56	83
Investment gains (losses)	(6)	(3)	(7)	(1)	(10)
Ending carrying value	25,173	22,051	24,910	26,905	27,538
Other Invested Assets (1)
Investment income	775	1,053	271	518	845
Investment gains (losses) (3)	14	(7)	(6)	(69)	(79)
Ending carrying value	23,356	22,524	27,095	31,834	30,278
Total Investments
Investment income yield (1)	4.91%	4.85%	4.55%	4.58%	4.65%
Investment fees and expenses yield	(0.15)%	(0.15)%	(0.16)%	(0.15)%	(0.14)%
Net Investment Income Yield (1), (3)	4.76%	4.70%	4.39%	4.43%	4.51%
Investment income	$15,485	$20,422	$5,039	$10,070	$15,379
Investment fees and expenses	(469)	(633)	(167)	(317)	(466)
Net investment income including Divested businesses and Lag elimination	15,016	19,789	4,872	9,753	14,913
Less: Net investment income from Divested businesses and Lag elimination	-	-	166	166	166
Net Investment Income (3)	$15,016	$19,789	$4,706	$9,587	$14,747
Ending Carrying Value (3)	$497,506	$494,046	$523,955	$546,753	$550,522
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$494	$484	$(127)	$(103)	$(6)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	(3)	(3)	(3)
Investment Portfolio Gains (Losses) (3)	$494	$484	$(124)	$(100)	$(3)
Gross investment gains	$1,572	$2,183	$481	$885	$1,235
Gross investment losses	(863)	(1,354)	(383)	(541)	(718)
Writedowns	(215)	(345)	(222)	(444)	(520)
Investment Portfolio Gains (Losses) (3)	494	484	(124)	(100)	(3)
Investment portfolio gains (losses) income tax (expense) benefit	(2)	(116)	111	99	93
Investment Portfolio Gains (Losses), Net of Income Tax	$492	$368	$(13)	$(1)	$90

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(213)	$(782)	$1,109	$(1,175)	$(2,445)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	149	149	149
Derivative gains (losses) (3)	(213)	(782)	960	(1,324)	(2,594)
Derivative gains (losses) income tax (expense) benefit	55	249	(326)	504	940
Derivative Gains (Losses), Net of Income Tax	$(158)	$(533)	$634	$(820)	$(1,654)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $1,278 million, $1,031 million, $1,101 million, $648 million and $721 million in ending carrying value, and $4 million, $21 million, $6 million, $16 million and $41 million of investment income related to fair value option and trading securities at or for the year-to-date period ended September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016, and September 30, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $14,069 million, $13,981 million, $13,882 million, $13,657 million and $14,000 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $14 million, $12 million, $10 million, $9 million and $9 million, mortgage loans of $204 million, $172 million, $169 million, $159 million and $143 million and cash and short-term investments of $0, $0, $1 million, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$494	$484	$(127)	$(103)	$(6)
Operating joint venture adjustments	6	4	(5)	(5)	(5)
Net investment gains (losses) related to certain CSEs	(3)	(3)	2	1	-
Other gains (losses) reported in net investment gains (losses) on GAAP basis	38	112	145	388	549
Net investment gains (losses) - GAAP basis	$535	$597	$15	$281	$538

	For the Year-to-Date Period Ended
	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(213)	$(782)	$1,109	$(1,175)	$(2,445)
Investment hedge adjustments	574	776	221	409	635
Settlement of foreign currency earnings hedges	28	37	4	1	(6)
PAB hedge adjustments	5	7	1	1	1
Net derivative gains (losses) - GAAP basis	$394	$38	$1,335	$(764)	$(1,815)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,510	80.3%	$4,127	75.8%	$2,850	77.1%	$2,599	77.0%	$2,239	79.8%
20% or more for less than six months	569	13.0%	954	17.5%	376	10.1%	358	10.6%	245	8.7%
20% or more for six months or greater	295	6.7%	364	6.7%	472	12.8%	418	12.4%	321	11.5%
Total Gross Unrealized Losses	$4,374	100.0%	$5,445	100.0%	$3,698	100.0%	$3,375	100.0%	$2,805	100.0%

Total Gross Unrealized Gains	$26,749		$23,883		$32,267		$40,062		$39,334

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$28	19.1%	$26	16.5%	$28	23.9%	$23	28.0%	$13	21.3%
20% or more for less than six months	84	57.1%	94	59.5%	40	34.2%	9	11.0%	10	16.4%
20% or more for six months or greater	35	23.8%	38	24.0%	49	41.9%	50	61.0%	38	62.3%
Total Gross Unrealized Losses	$147	100.0%	$158	100.0%	$117	100.0%	$82	100.0%	$61	100.0%

Total Gross Unrealized Gains	$450		$482		$481		$501		$512

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$100,957	28.7%	$100,794	28.7%	$102,096	27.4%	$104,615	27.0%	$105,676	27.1%
U.S. government and agency securities		59,671	17.0%	61,646	17.5%	64,991	17.5%	69,737	18.0%	69,785	17.9%
Foreign government securities		50,523	14.4%	50,499	14.4%	56,656	15.2%	62,261	16.1%	63,765	16.3%
Foreign corporate securities		58,404	16.6%	57,198	16.3%	59,091	15.9%	59,212	15.3%	60,419	15.5%
Residential mortgage-backed securities		40,050	11.4%	38,797	11.0%	43,029	11.6%	44,598	11.5%	45,309	11.6%
State and political subdivision securities		15,479	4.4%	15,441	4.4%	16,539	4.4%	17,410	4.5%	17,463	4.5%
Asset-backed securities		14,132	4.0%	14,394	4.1%	16,202	4.4%	16,518	4.2%	15,584	3.9%
Commercial mortgage-backed securities		12,362	3.5%	12,633	3.6%	13,377	3.6%	13,157	3.4%	12,441	3.2%
Total Fixed Maturity Securities Available-For-Sale		$351,578	100.0%	$351,402	100.0%	$371,981	100.0%	$387,508	100.0%	$390,442	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$250,047	71.1%	$250,803	71.4%	$270,295	72.7%	$284,264	73.4%	$284,526	72.9%
2	Baa	79,358	22.6%	79,523	22.6%	80,082	21.5%	81,120	20.9%	83,601	21.4%
3	Ba	15,306	4.4%	15,142	4.3%	15,288	4.1%	14,987	3.9%	15,040	3.9%
4	B	5,407	1.5%	4,839	1.4%	5,121	1.4%	5,865	1.5%	5,954	1.5%
5	Caa and lower	1,383	0.4%	1,041	0.3%	1,136	0.3%	1,157	0.3%	1,277	0.3%
6	In or near default	77	- %	54	- %	59	- %	115	- %	44	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$351,578	100.0%	$351,402	100.0%	$371,981	100.0%	$387,508	100.0%	$390,442	100.0%

(1)          Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016

Traditional (2), (3)		$9,325		$7,906		$8,267		$8,678		$8,862
Real estate joint ventures and funds (4)		553		482		418		337		265
Subtotal		9,878		8,388		8,685		9,015		9,127
Foreclosed		45		45		48		48		59
Total Real Estate and Real Estate Joint Ventures		$9,923		$8,433		$8,733		$9,063		$9,186

(2)          Includes wholly-owned real estate, operating real estate joint ventures and multi-property funds with stable income-producing properties.

(3)          Includes real estate held-for-sale and held-for-investment.

(4)          Includes runoff portfolio of real estate private equity funds.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016

Commercial mortgage loans	$41,619		$44,012		$45,445		$45,165		$45,801
Agricultural mortgage loans	12,771		13,188		13,226		13,434		14,141
Residential mortgage loans	9,270		10,048		10,192		11,108		11,401
Total Mortgage Loans	63,660		67,248		68,863		69,707		71,343
Valuation allowances	(311)		(318)		(381)		(467)		(330)
Total Mortgage Loans, net	$63,349		$66,930		$68,482		$69,240		$71,013
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 30, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016		September 30, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,208	22.1%	$9,583	21.8%	$10,360	22.8%	$10,183	22.5%	$9,661	21.1%
Middle Atlantic	7,743	18.6%	8,154	18.5%	8,072	17.8%	8,291	18.4%	8,435	18.4%
International	7,548	18.1%	7,889	17.9%	8,264	18.2%	8,114	18.0%	8,169	17.8%
South Atlantic	5,858	14.1%	6,127	13.9%	6,167	13.6%	5,765	12.8%	6,031	13.2%
West South Central	4,289	10.3%	4,311	9.8%	4,190	9.2%	4,228	9.4%	4,303	9.4%
East North Central	2,127	5.1%	2,346	5.3%	2,217	4.9%	2,115	4.7%	2,303	5.0%
Mountain	1,118	2.7%	1,117	2.5%	1,297	2.8%	1,549	3.4%	1,548	3.4%
New England	1,350	3.2%	1,367	3.1%	1,581	3.5%	1,423	3.1%	1,417	3.1%
East South Central	408	1.0%	512	1.2%	630	1.4%	618	1.4%	633	1.4%
West North Central	234	0.6%	520	1.2%	511	1.1%	509	1.1%	506	1.1%
Multi-Region and Other	1,736	4.2%	2,086	4.8%	2,156	4.7%	2,370	5.2%	2,795	6.1%
Total	$41,619	100.0%	$44,012	100.0%	$45,445	100.0%	$45,165	100.0%	$45,801	100.0%

Office	$19,951	47.9%	$21,525	48.9%	$22,037	48.5%	$22,055	48.8%	$22,552	49.2%
Retail	10,002	24.0%	10,466	23.8%	10,793	23.7%	11,109	24.6%	10,424	22.8%
Apartment	4,865	11.7%	5,171	11.7%	5,651	12.4%	5,872	13.0%	5,989	13.1%
Hotel	4,456	10.7%	4,396	10.0%	4,633	10.2%	4,048	9.0%	4,197	9.1%
Industrial	2,191	5.3%	2,334	5.3%	2,214	4.9%	2,008	4.4%	2,415	5.3%
Other	154	0.4%	120	0.3%	117	0.3%	73	0.2%	224	0.5%
Total	$41,619	100.0%	$44,012	100.0%	$45,445	100.0%	$45,165	100.0%	$45,801	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$711	$1,425	$1,335	$970	$1,427	$4,175	$3,732
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	382	62	15	266	257	535	538
Net derivative gains (losses)	485	(356)	1,335	(2,099)	(1,051)	394	(1,815)
Premiums - Divested businesses and Lag elimination	(1)	(1)	426	-	-	(2)	426
Universal life and investment-type product policy fees
Unearned revenue adjustments	1	(3)	25	9	(6)	8	28
GMIB fees	96	97	101	104	103	285	308
Divested businesses and Lag elimination	2	2	67	-	-	5	67
Net investment income
Investment hedge adjustments	(194)	(202)	(221)	(188)	(226)	(574)	(635)
Operating joint venture adjustments	(3)	2	5	-	-	(6)	5
Unit-linked contract income	(701)	343	(97)	191	529	(79)	623
Securitization entities income	8	(2)	-	3	1	10	4
Divested businesses and Lag elimination	-	-	166	-	-	-	166
Other revenues
Settlement of foreign currency earnings hedges	(11)	(9)	(4)	3	7	(28)	6
Divested businesses and Lag elimination	-	-	4	-	-	-	4
Policyholder benefits and claims and policyholder dividends
PDO adjustments	(13)	-	-	-	-	(6)	-
Inflation and pass through adjustments	(23)	6	(71)	(66)	21	(1)	(116)
GMIB costs	149	(286)	(6)	(137)	(304)	(113)	(447)
Market value adjustments	(21)	(19)	(17)	(10)	(12)	(117)	(39)
Divested businesses and Lag elimination	-	(1)	(306)	-	-	-	(306)
Interest credited to policyholder account balances
PAB hedge adjustments	(1)	(2)	(1)	-	-	(5)	(1)
Unit-linked contract costs	685	(338)	77	(186)	(505)	69	(614)
Divested businesses and Lag elimination	-	-	(101)	-	-	-	(101)
Capitalization of DAC - Divested businesses and Lag elimination	-	-	105	-	-	-	105
Amortization of DAC and VOBA
Related to NIGL and NDGL	(28)	27	(6)	1,087	209	(36)	1,290
Related to GMIB fees and GMIB costs	(132)	(33)	(36)	(193)	56	(92)	(173)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses and Lag elimination	-	-	(72)	-	-	-	(72)
Amortization of negative VOBA
Related to market value adjustments	8	8	10	6	5	27	21
Divested businesses and Lag elimination	-	-	22	-	-	-	22
Interest expense on debt
Securitization entities debt expense	(8)	2	-	(3)	(1)	(10)	(4)
Divested businesses and Lag elimination	-	-	-	-	-	-	-
Other operating expenses
Noncontrolling interest	(11)	12	5	4	(7)	1	2
Regulatory implementation costs	-	-	-	-	-	(2)	-
Acquisition, integration and other costs	(6)	(7)	(6)	(16)	(11)	(21)	(33)
Divested businesses and Lag elimination	(2)	6	(254)	(130)	(52)	(6)	(436)
Goodwill impairment	-	-	-	-	(260)	-	(260)
Provision for income tax (expense) benefit	(174)	109	(297)	499	393	69	595
Income (loss) from continuing operations, net of income tax	1,198	842	2,203	114	573	4,480	2,890
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	1,198	842	2,203	114	573	4,480	2,890
Less: Net income (loss) attributable to noncontrolling interests	(5)	8	2	4	(4)	4	2
Net income (loss) attributable to MetLife, Inc.	1,203	834	2,201	110	577	4,476	2,888
Less: Preferred stock dividends	6	49	6	46	6	67	58
Preferred stock repurchase premium	-	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,197	$785	$2,195	$64	$571	$4,367	$2,830

(1)         For the three months ended March 31, 2016, and for the year-to-date period ended September 30, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$(37)	$(137)	$(86)	$(9)	$22	$(37)	$(73)
Catastrophe experience and prior year development, net	21	(9)	(45)	(15)	16	5	(44)
Actuarial assumption review and other insurance adjustments	(92)	-	-	(462)	(319)	(92)	(781)
Tax adjustments	(720)	31	10	-	-	(659)	10
Total notable items	$(828)	$(115)	$(121)	$(486)	$(281)	$(783)	$(888)

U.S
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$20	$(8)	$(33)	$-	$1	$20	$(32)
Catastrophe experience and prior year development, net	21	(9)	(45)	(15)	16	5	(44)
Actuarial assumption review and other insurance adjustments	-	-	-	(25)	-	-	(25)
Tax adjustments	(5)	-	-	-	-	(5)	-
Total notable items	$36	$(17)	$(78)	$(40)	$17	$20	$(101)

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$7	$(6)	$(1)	$(2)	$12	$7	$9
Total notable items	$7	$(6)	$(1)	$(2)	$12	$7	$9

RETIREMENT & INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$15	$1	$(25)	$2	$(11)	$15	$(34)
Actuarial assumption review and other insurance adjustments	-	-	-	(25)	-	-	(25)
Tax adjustments	(5)	-	-	-	-	(5)	-
Total notable items	$10	$1	$(25)	$(23)	$(11)	$10	$(59)

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$(2)	$(3)	$(7)	$-	$-	$(2)	$(7)
Catastrophe experience and prior year development, net	21	(9)	(45)	(15)	16	5	(44)
Total notable items	$19	$(12)	$(52)	$(15)	$16	$3	$(51)
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$(10)	$(24)	$(20)	$(10)	$(11)	$(10)	$(41)
Actuarial assumption review and other insurance adjustments	9	-	-	(44)	(14)	9	(58)
Tax adjustments	-	-	20	-	-	61	20
Total notable items	$(1)	$(24)	$-	$(54)	$(25)	$60	$(79)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$(2)	$(3)	$(3)	$(2)	$(1)	$(2)	$(6)
Actuarial assumption review and other insurance adjustments	-	-	-	-	8	-	8
Tax adjustments	60	31	(10)	-	-	60	(10)
Total notable items	$58	$28	$(13)	$(2)	$7	$58	$(8)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Actuarial assumption review and other insurance adjustments	$6	$-	$-	$-	$(16)	$6	$(16)
Total notable items	$6	$-	$-	$-	$(16)	$6	$(16)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$(5)	$(33)	$(8)	$11	$22	$(5)	$25
Actuarial assumption review and other insurance adjustments	(50)	-	-	(315)	(52)	(50)	(367)
Tax adjustments	3	-	-	-	-	3	-
Total notable items	$(52)	$(33)	$(8)	$(304)	$(30)	$(52)	$(342)

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$(49)	$(23)	$(4)	$1	$(6)	$(49)	$(9)
Tax adjustments	(792)	-	-	-	-	(792)	-
Total notable items	$(841)	$(23)	$(4)	$1	$(6)	$(841)	$(9)

BRIGHTHOUSE FINANCIAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2015	September 30, 2016
Variable investment income, as compared to plan	$9	$(46)	$(18)	$(9)	$17	$9	$(10)
Actuarial assumption review and other insurance adjustments	(57)	-	-	(78)	(245)	(57)	(323)
Tax adjustments	14	-	-	-	-	13	-
Total notable items	$(34)	$(46)	$(18)	$(87)	$(228)	$(35)	$(333)

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Total MetLife, Inc.’s stockholders’ equity	$70,503	$67,949	$75,775	$79,179	$78,286
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	68,437	65,883	73,709	77,113	76,220
Less: Net unrealized investment gains (losses), net of income tax	13,634	11,773	17,171	20,635	19,657
Defined benefit plans adjustment, net of income tax	(2,169)	(2,052)	(2,024)	(1,983)	(2,121)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	56,972	56,162	58,562	58,461	58,684
Less: Goodwill, net of income tax	9,398	9,314	9,555	9,670	9,442
VODA and VOCRA, net of income tax	522	494	483	470	448
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$47,052	$46,354	$48,524	$48,321	$48,794

Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016

Book value per common share (1)	$61.39	$60.00	$67.10	$70.18	$69.35
Less: Net unrealized investment gains (losses), net of income tax	12.23	10.72	15.63	18.78	17.88
Defined benefit plans adjustment, net of income tax	(1.95)	(1.87)	(1.84)	(1.80)	(1.93)
Book value per common share, excluding AOCI other than FCTA (1)	51.11	51.15	53.31	53.20	53.40
Less: Goodwill, net of income tax	8.43	8.48	8.70	8.79	8.59
VODA and VOCRA, net of income tax	0.47	0.45	0.44	0.43	0.41
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$42.21	$42.22	$44.17	$43.98	$44.40

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2015

Return on MetLife, Inc.’s:
Common stockholders’ equity	7.1%	4.7%	12.6%	0.3%	3.0%	7.5%
Common stockholders’ equity, excluding AOCI other than FCTA	8.4%	5.6%	15.3%	0.4%	3.9%	9.1%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	10.3%	6.8%	18.6%	0.6%	4.8%	11.2%

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	4.2%	8.2%	7.6%	4.9%	7.4%	8.0%
Common stockholders’ equity, excluding AOCI other than FCTA	5.0%	9.7%	9.3%	6.3%	9.7%	9.7%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	6.1%	11.9%	11.3%	7.7%	11.8%	11.9%

Average common stockholders’ equity	$67,874	$67,160	$69,796	$75,411	$76,667	$68,674
Average common stockholders’ equity, excluding AOCI other than FCTA	$56,813	$56,567	$57,362	$58,512	$58,573	$56,412
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$46,826	$46,703	$47,439	$48,423	$48,558	$46,346

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 of $12 million, $12 million, $12 million, $12 million and $12 million, respectively, and for the year ended December 31, 2015 of $48 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2), (3) RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S.
GROUP BENEFITS	37.5%	14.7%	29.5%	40.9%	24.7%
RETIREMENT & INCOME SOLUTIONS	25.1%	11.9%	10.9%	21.8%	16.6%
PROPERTY & CASUALTY	14.5%	7.7%	11.0%	(0.7)%	20.9%
TOTAL U.S.	26.6%	12.0%	15.9%	24.6%	19.2%
ASIA	22.9%	8.1%	31.3%	27.9%	13.0%
LATIN AMERICA	9.3%	12.9%	18.4%	11.1%	19.0%
EMEA	9.8%	8.8%	9.1%	11.8%	14.1%
METLIFE HOLDINGS	14.1%	1.6%	17.3%	6.0%	(2.2)%
RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S.	29.2%	13.2%	17.5%	27.0%	21.1%
ASIA	39.3%	14.0%	53.7%	48.0%	22.5%
LATIN AMERICA	15.6%	21.7%	29.1%	17.6%	30.2%
EMEA	18.0%	16.3%	15.6%	20.2%	24.2%
METLIFE HOLDINGS	15.0%	1.9%	18.3%	6.5%	(2.1)%
OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S.
GROUP BENEFITS	25.1%	21.7%	19.7%	25.7%	25.8%
RETIREMENT & INCOME SOLUTIONS	16.5%	14.5%	14.2%	15.3%	18.1%
PROPERTY & CASUALTY	15.2%	10.0%	7.8%	(0.7)%	20.5%
TOTAL U.S.	18.5%	15.6%	15.0%	16.4%	20.4%
ASIA	11.7%	10.1%	11.0%	9.4%	11.7%
LATIN AMERICA	21.3%	18.3%	19.7%	17.9%	17.3%
EMEA	7.9%	6.5%	7.8%	7.9%	9.2%
METLIFE HOLDINGS	8.5%	9.3%	9.6%	(1.2)%	9.6%
OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S.	20.3%	17.2%	16.5%	18.0%	22.4%
ASIA	20.2%	17.4%	19.0%	16.2%	20.2%
LATIN AMERICA	35.7%	30.7%	31.2%	28.3%	27.5%
EMEA	14.6%	12.2%	13.5%	13.8%	15.8%
METLIFE HOLDINGS	9.1%	9.9%	10.3%	(1.1)%	10.2%
(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2015	2016	2015	2016
U.S.
GROUP BENEFITS		$2,825	$2,884
RETIREMENT & INCOME SOLUTIONS		6,471	6,813
PROPERTY & CASUALTY		1,765	1,130
TOTAL U.S.		$11,061	$10,827	$10,083	$9,855
ASIA		$11,509	$11,045	$6,708	$6,431
LATIN AMERICA		$3,440	$3,070	$2,048	$1,935
EMEA		$3,332	$3,226	$1,865	$1,919
METLIFE HOLDINGS		$11,450	$11,082	$10,880	$10,586

(3)          Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis, therefore return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(4)          Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$1
LATIN AMERICA	$-	$-	$-	$-	$-
EMEA	$2	$3	$2	$2	$2
METLIFE HOLDINGS	$5	$5	$5	$5	$5

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES, OTHER OPERATING EXPENSES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S. (1)	$6,440	$5,576	$5,474	$5,612	$6,373
ASIA	2,453	2,286	2,230	2,160	2,228
LATIN AMERICA	795	896	891	904	891
EMEA	602	618	615	625	621
METLIFE HOLDINGS (1)	1,708	1,784	1,656	1,686	1,555
CORPORATE & OTHER (1)	(137)	(161)	(78)	(319)	(19)
BRIGHTHOUSE FINANCIAL (1)	1,488	1,557	1,337	1,487	1,300
Total operating premiums, fees and other revenues on a constant currency basis	$13,349	$12,556	$12,125	$12,155	$12,949
Total operating premiums, fees and other revenues	$13,118	$12,338	$11,905	$12,074	$12,949

ASIA (including operating joint ventures) (2), (3)	$2,517	$2,365	$2,391	$2,312	$2,393
OTHER OPERATING EXPENSES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S. (1)	$908	$945	$942	$918	$912
ASIA	1,025	1,056	934	916	930
LATIN AMERICA	321	342	319	323	335
EMEA	344	363	333	332	332
METLIFE HOLDINGS (1)	647	706	596	864	401
CORPORATE & OTHER (1)	361	26	54	(214)	(3)
BRIGHTHOUSE FINANCIAL (1)	614	654	624	555	560
Total other operating expenses on a constant currency basis	$4,220	$4,092	$3,802	$3,694	$3,467
Total other operating expenses	$4,126	$3,998	$3,710	$3,659	$3,467

ASIA (including operating joint ventures) (2), (3)	$1,048	$1,081	$986	$976	$998
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
U.S. (1)	$511	$432	$406	$443	$552
ASIA	365	313	324	268	324
LATIN AMERICA	173	140	149	135	133
EMEA	62	50	63	63	74
METLIFE HOLDINGS (1)	243	265	267	(33)	266
CORPORATE & OTHER (1)	(983)	(210)	(190)	(243)	4
BRIGHTHOUSE FINANCIAL (1)	347	388	327	297	68
Total operating earnings available to common shareholders on a constant currency basis	$718	$1,378	$1,346	$930	$1,421
Total operating earnings available to common shareholders	$705	$1,376	$1,329	$924	$1,421

(1) Amounts on a reported basis, as constant currency impact is not significant.

(2)          Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	revenues
(ii)	operating expenses	(ii)	expenses
(iii)	operating premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	operating earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	operating earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	operating earnings available to common shareholders per diluted common share	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(vii)	operating return on equity	(vii)	return on equity
(viii)	investment portfolio gains (losses)	(viii)	net investment gains (losses)
(ix)	derivative gains (losses)	(ix)	net derivative gains (losses)
(x)	MetLife, Inc.’s tangible common stockholders’ equity	(x)	MetLife, Inc.’s stockholders’ equity
(xi)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xi)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings and related measures
•	operating earnings;
•	operating earnings available to common shareholders; and
•	operating earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses

These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). In addition, for the three months ended March 31, 2016 and for the year-to-date period ended September 30, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:
•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses or goodwill impairment. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within operating earnings and not within derivative gains (losses).

The following additional information is relevant to an understanding of our performance results:
•

MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

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MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

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Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

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Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
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Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.
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Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements